IAI Investment Funds, IV, Inc.
                                                                File No. 2-66885
                                                  IAI Investment Funds, VI, Inc.
                                                               File No. 33-40496
                                                 IAI Investment Funds, VII, Inc.
                                                                File No. 2-39560



                       SUPPLEMENT DATED FEBRUARY 16, 1999
                  TO THE JOINT PROSPECTUS DATED AUGUST 1, 1998
                                       OF
        IAI REGIONAL FUND (A PORTFOLIO OF IAI INVESTMENT FUNDS IV, INC.)
      IAI MIDCAP GROWTH FUND (A PORTFOLIO OF IAI INVESTMENT FUNDS VI, INC.)
   IAI GROWTH AND INCOME FUND (A PORTFOLIO OF IAI INVESTMENT FUNDS VII, INC.)


             MANAGEMENT OF FUND INVESTMENTS IN RESTRICTED SECURITIES

The following replaces the disclosure on pages 36 and 37 of the Fund's current Prospectus, and the Prospectus Supplement dated September 30, 1998, concerning the management of Fund's investments in restricted securities:

Curt McLeod is responsible for Fund investments in restricted securities, including equity and limited partnership interests in privately-held companies and investment partnerships. Mr. McLeod is an IAI Vice President and equity portfolio manager. Prior to joining IAI in 1997, Mr. McLeod had been a portfolio manager with Piper Jaffray, Inc. since 1986.